Exhibit 10.30

AMENDMENT NO. 6 TO LOAN AGREEMENT
AND OTHER TRANSACTION DOCUMENTS

THIS AMENDMENT NO. 6 TO LOAN AGREEMENT AND OTHER TRANSACTION DOCUMENTS (the “Amendment”) is made and entered into as of the 13th day of November, 2003, by and between TEAM FINANCIAL, INC., a Kansas corporation (the “Borrower”) and  U. S. BANK NATIONAL ASSOCIATION, a national banking association (as successor to Firstar Bank, National Association, Overland Park and Mercantile Bank) (the “Lender”).

RECITALS

A.                                   Borrower and Lender are parties to a Loan Agreement dated December 3, 1999, pursuant to which Lender agreed to provide certain credit facilities to Borrower as described therein (as amended by Amendment No. 1 To Loan Agreement and Other Transaction Documents dated January 1, 2001, Amendment No. 2 To Loan Agreement and Other Transaction Documents dated January 30, 2002, Amendment No. 3 To the Loan Agreement and Other Transaction Documents dated March 25, 2002, Amendment No. 4 To Loan Agreement and Other Transaction Documents dated January 21, 2003, and Amendment No. 5 To Loan Agreement and Other Transaction Documents dated March 31, 2003, the “Loan Agreement”);

B.                                     Pursuant to the terms of the Loan Agreement, Lender provided a $5,000,000.00 term loan to Borrower evidenced by a Term Promissory Note dated December 3, 1999 in the principal amount of $5,000,000.00 from Borrower, as maker, payable to the order of Lender (as amended from time to time, the “Term Note”);

C.                                     Pursuant to the terms of the Loan Agreement, Lender provided a $15,000,000.00 revolving credit loan to Borrower evidenced by a Revolving Promissory Note dated December 3, 1999 in the principal amount of $15,000,000.00 from Borrower, as maker, payable to the order of Lender (as amended from time to time, the “Revolving Credit Note”);

D.                                    The obligations of the Borrower under the Loan Agreement, the Revolving Credit Note and the Term Note are secured by a General Pledge and Security Agreement dated December 3, 1999 (the “Pledge Agreement”) executed by Team Financial Acquisition Subsidiary, Inc., a Kansas corporation (“Team Acquisition”) in favor of the Lender;

E.                                      Borrower has requested that Lender modify certain financial covenants contained in the Loan Agreement; and

F.                                      Lender has agreed to modify certain financial covenants set forth in the Loan Agreement, but only if Borrower executes and delivers this Amendment to Lender and Team Acquisition executes the Consent and Reaffirmation attached hereto.

NOW, THEREFORE, the parties hereto agree as follows:

1.                                       Borrower’s Representations and Warranties.  Borrower represents and warrants to Lender that as of the date of this Amendment:

a.                                       Borrower has no claims, setoffs or defenses to Lender’s exercise of any rights or remedies available to Lender under the Transaction Documents to which Borrower is a party.

b.                                      No Event of Default, or event or circumstance which with notice, the passage of time, or both, would constitute an Event of Default, exists and is continuing under the Transaction Documents, with the exception of those Existing Defaults (as defined herein) listed below.

c.                                       Borrower is duly organized, validly existing and in good standing under the laws of the State of Kansas.

d.                                      The execution, delivery and performance by Borrower of this Amendment has been duly authorized by all necessary corporate action and has received the requisite corporate approvals.

e.                                       This Amendment constitutes the valid and legally binding obligation of Borrower and is enforceable against Borrower in accordance with its terms.

2.                                       Amendments.  The Loan Agreement and the other Transaction Documents are hereby amended in the following respects:

a.                                       The Loan Agreement is hereby amended as follows:

(i)                                     Section 5.12 is deleted and the following provision is inserted in lieu thereof:

Loan Loss Reserve Ratio.  The ratio of loan loss reserve divided by Non-Performing Loans shall be at least 70% for the Borrower, as of September 30, 2003 and December 31, 2003 and shall be at least 100% as of March 31, 2004 and as of the end of each calendar quarter thereafter.

(ii)                                  Section 5.13 is deleted and the following provision is inserted in lieu thereof:

Minimum Return on Assets.  Borrower shall maintain a minimum Return on Assets of .60% as of September 30, 2003 and December 31, 2003, and .70% as of March 31, 2004 and as of the end of each calendar quarter thereafter.

(iii)                               Section 6.13 is deleted and the following provision is inserted in lieu thereof:

Non-Performing Assets to Tangible Equity Capital Plus Loan Loss Reserves.  Permit its Subsidiary Banks to have a ratio of Non-Performing Assets to Tangible Equity Capital plus loan loss reserves less than 20%, as of September 30, 2003 and December 31, 2003, and less than 15% as of March 31, 2004 and the end of each calendar quarter thereafter.

b.                                      All references in the Transaction Documents to the Loan Agreement shall hereafter be deemed references to the Loan Agreement, as amended by this Amendment.

3.                                       Conditions Precedent.  It shall be a condition precedent to the effectiveness of this Amendment that all principal and interest due and payable under the Notes as of the execution date shall have been paid; (ii) no Event of Default shall exist under the Transaction Documents; and (iii) Borrower shall have delivered to Lender such other items as Lender may reasonably request.

4.                                       Ratification.  Except as specifically amended or modified herein, all of the terms, conditions and covenants contained in the Loan Agreement and the other Transaction Documents shall remain in full force and effect and are hereby fully ratified and confirmed.  If and to the extent that any of the terms and provisions of the Loan Agreement and the other Transaction Documents are in conflict with or inconsistent with any of the terms or provisions of this Amendment, this Amendment shall govern.  All Transaction Documents shall be deemed to be amended to be consistent with the terms of this Amendment.

5.                                       Waiver of Defaults.  Lender and Borrower acknowledge that as of the June 30, 2003 determination date, Borrower failed to comply with Sections 5.10, 5.12, 5.13 and 6.13 of the Loan Agreement (the “Existing Defaults”).  Lender hereby agrees to waive its remedies with respect to the Existing Defaults for the quarter ending June 30, 2003.

6.                                       Capitalized Terms.  Capitalized terms used in this Amendment shall have the same meanings as specified in the Loan Agreement, except as otherwise expressly provided herein.

7.                                       Counterparts.  This Amendment, and the Consent and Reaffirmation of Team Acquisition attached hereto, may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which together shall constitute one and the same agreement.

8.                                       Binding Effect.  The terms and conditions of this Amendment shall be binding upon the parties hereto, their successors and permitted assigns.

NOTICE:

THIS SECTION IS MADE A PART OF THIS AGREEMENT IN COMPLIANCE WITH K.S.A. §16-118.  THIS CREDIT AGREEMENT IS A FINAL EXPRESSION OF THE CREDIT AGREEMENT BETWEEN THE BORROWER AND THE LENDER AND MAY NOT BE CONTRADICTED BY EVIDENCE OF ANY PRIOR ORAL CREDIT AGREEMENT OR OF A CONTEMPORANEOUS ORAL CREDIT AGREEMENT BETWEEN THE BORROWER AND THE LENDER.  IF THERE ARE ANY ADDITIONAL TERMS, THEY ARE REDUCED TO WRITING AS FOLLOWS:                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                       .

I/WE AFFIRM THAT NO UNWRITTEN ORAL CREDIT AGREEMENT EXISTS BETWEEN BORROWER AND LENDER.

Borrower:	/s/ BW	Lender:
(Please initial)		(Please initial)

IN WITNESS WHEREOF, the parties hereto have executed this Amendment the day and year first above written.

BORROWER:

TEAM FINANCIAL, INC., a Kansas corporation

By:	/s/ Robert J. Weatherbie
Name (print):	Robert J. Weatherbie
Title:	Chairman and CEO

LENDER:

U. S. BANK NATIONAL ASSOCIATION,

By:
Name (print):
Title:

CONSENT AND REAFFIRMATION

By signing in the space provided below, Team Financial Acquisition Subsidiary, Inc., a Kansas corporation (“Team Acquisition”), represents, warrants and affirms to U. S. Bank National Association (the “Lender”) as follows:

(i)                                     It has read and understands the terms of the foregoing Amendment;

(ii)                                  It consents to the execution of said Amendment by Team Financial, Inc., a Kansas corporation (the “Borrower”);

(iii)                               The Pledge Agreement remains in full force and effect in accordance with its terms and is a legally binding and enforceable obligation of Team Acquisition;

(iv)                              It has no defense, setoff or counterclaim to enforcement by Lender of its rights and remedies under the Pledge Agreement; and

(v)                                 The security interest granted by Team Acquisition to Lender under the Pledge Agreement remains a first and valid security interest in and lien on the Collateral (as defined in the Pledge Agreement).

Capitalized terms used and not otherwise defined in this Consent and Reaffirmation shall have the meanings assigned thereto under the Loan Agreement dated December 3, 1999 between Borrower and Lender, as amended.

TEAM FINANCIAL ACQUISITION SUBSIDIARY, INC., a Kansas corporation

By:	/s/ Robert J. Weatherbie
Name (print):	Robert J. Weatherbie
Title:	Chairman and CEO